UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act 1934

Date of Report (Date of earliest event reported)
February 25, 2013

The Estée Lauder Companies Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-14064	11-2408943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

767 Fifth Avenue, New York, New York	10153
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
212-572-4200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(e)	Compensatory Arrangements of Certain Officers

On February 25, 2013, The Estée Lauder Companies Inc. (the “Company”) entered into amendments to the employment agreements with William P. Lauder, Fabrizio Freda, John Demsey and Cedric Prouvé.  Each amendment provides for (a) the requirement in the definition of “Cause” as it relates to failure to follow a lawful directive that such lawful directive must be “material,” and (b) the ability of the executive officer to receive amounts due to him and pay the excise tax that may apply to the payments deemed to be parachute payments subject to excise tax under Section 4999 of the Internal Revenue Code rather than be subject to the reduction in such payments so that the excise tax would not be applicable.

Mr. Freda’s amendment also provides (a) that a material reduction in Mr. Freda’s aggregate annual target compensation shall be a “material breach” under his employment agreement if it remains uncured, which would allow him to terminate his employment and receive payments as if he was terminated without cause and (b) for an amendment to certain of his stock option agreements so that those agreements now provide that if Mr. Freda is terminated without cause, stock options granted to him that are not yet exercisable shall become exercisable upon termination and that in respect of all then unexercised stock options he shall have until the end of the remaining term to exercise such options, subject to the applicable post-termination provision against competition without the consent of the Company or conducting himself in a manner adversely affecting the Company.

The above brief description of the material terms of the amendments is qualified by reference to the texts of the amendments which are filed herewith as Exhibits 10.1, 10.2, 10.3 and 10.4 and are incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Amendment, dated as of February 25, 2013, to Employment Agreement with William P. Lauder
10.2	Amendment, dated as of February 25, 2013, to Employment Agreement and Stock Option Agreements with Fabrizio Freda
10.3	Amendment, dated as of February 25, 2013, to Employment Agreement with John Demsey
10.4	Amendment, dated as of February 25, 2013, to Employment Agreement with Cedric Prouvé

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ESTĒE LAUDER COMPANIES INC.

Date: February 26, 2013	By:	/s/ Spencer G. Smul
		Name:	Spencer G. Smul
		Title:	Senior Vice President, Deputy General Counsel and Secretary

3

THE ESTEE LAUDER COMPANIES INC.

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment, dated as of February 25, 2013, to Employment Agreement with William P. Lauder
10.2	Amendment, dated as of February 25, 2013, to Employment Agreement and Stock Option Agreements with Fabrizio Freda
10.3	Amendment, dated as of February 25, 2013, to Employment Agreement with John Demsey
10.4	Amendment, dated as of February 25, 2013, to Employment Agreement with Cedric Prouvé

4